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                                                                  EXHIBIT 99.4

09/00                                                                   Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:               $ 3,036,593,343.96
Beginning of the Month Finance Charge Receivables:          $   145,670,192.00
Beginning of the Month Discounted Receivables:              $             0.00
Beginning of the Month Total Receivables:                   $ 3,182,263,535.96


Removed Principal Receivables:                              $             0.00
Removed Finance Charge Receivables:                         $             0.00
Removed Total Receivables:                                  $             0.00


Additional Principal Receivables:                           $             0.00
Additional Finance Charge Receivables:                      $             0.00
Additional Total Receivables:                               $             0.00


Discounted Receivables Generated this Period:               $             0.00


End of the Month Principal Receivables:                     $ 3,005,089,625.25
End of the Month Finance Charge Receivables:                $   152,398,233.47
End of the Month Discounted Receivables:                    $             0.00
End of the Month Total Receivables:                         $ 3,157,487,858.72


Special Funding Account Balance                             $             0.00
Aggregate Invested Amount (all Master Trust Series)         $ 2,300,000,000.00
End of the Month Transferor Amount                          $   705,089,625.25
End of the Month Transferor Percentage                                   23.46%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


     30-59 Days Delinquent                                  $    68,157,511.87
     60-89 Days Delinquent                                  $    47,465,638.01
     90+ Days Delinquent                                    $    89,867,533.32
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     Total 30+ Days Delinquent                              $   205,490,683.20
     Delinquent Percentage                                                6.51%

Defaulted Accounts During the Month                         $    18,830,152.79
Annualized Default Percentage                                             7.44%

Principal Collections                                           351,290,984.44
Principal Payment Rate                                                   11.57%

Total Payment Rate                                                       12.44%


INVESTED AMOUNTS


     Class A Initial Invested Amount                        $   322,000,000.00
     Class B Initial Invested Amount                        $    28,000,000.00

INITIAL INVESTED AMOUNT                                     $   350,000,000.00

     Class A Invested Amount                                $   368,000,000.00
     Class B Invested Amount                                $    32,000,000.00

INVESTED AMOUNT                                             $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           13.17%
PRINCIPAL ALLOCATION PERCENTAGE                                          13.17%


MONTHLY SERVICING FEE                                       $       500,000.00

INVESTOR DEFAULT AMOUNT                                     $     2,480,439.54


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

     Class A Finance Charge Collections                     $     5,867,871.51
     Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                               $     5,867,871.51
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     Class A Monthly Interest                               $     2,180,591.67
     Class A Servicing Fee                                  $       460,000.00
     Class A Investor Default Amount                        $     2,282,004.38

TOTAL CLASS A EXCESS SPREAD                                 $       945,275.46


REQUIRED AMOUNT                                             $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

     Class B Finance Charge Collections                     $       510,249.67
     Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       510,249.67


     Class B Monthly Interest                               $       193,061.11
     Class B Servicing Fee                                  $        40,000.00


TOTAL CLASS B EXCESS SPREAD                                 $       277,188.56


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $     1,222,464.02


     Excess Spread Applied to Required Amount               $             0.00

     Excess Spread Applied to Class A Investor              $             0.00
     Charge Offs

     Excess Spread Applied to Class B                       $       198,435.16
     Interest, Servicing Fee and Default
     Amount

     Excess Spread Applied to Reductions of                 $             0.00
     Class B Invested Amount
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     Excess Spread Applied to Monthly Cash                  $        26,720.38
     Collateral Fee

     Excess Spread Applied to Cash Collateral               $             0.00
     Account

     Excess Spread Applied to other amounts owed            $           153.98
     Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $       997,154.50


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $     2,373,698.34


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $             0.00
SERIES 1995-C

     Excess Finance Charge Collections Applied to           $             0.00
     Required Amount

     Excess Finance Charge Collections Applied to           $             0.00
     Class A Investor Charge Offs

     Excess Finance Charge Collections Applied to           $             0.00
     Class B Interest, Servicing Fee and Default Amounts

     Excess Finance Charge Collections Applied to           $             0.00
     Reductions of Class B Invested Amount

     Excess Finance Charge Collections Applied to           $             0.00
     Monthly Cash Collateral Fee

     Excess Finance Charge Collections Applied to           $             0.00
     Cash Collateral Account

     Excess Finance Charge Collections Applied to           $             0.00
     other amounts owed Cash Collateral Depositor
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09/00                                                                   Page 5


YIELD AND BASE RATE --

     Base Rate (Current Month)                                            8.89%
     Base Rate (Prior Month)                                              8.89%
     Base Rate (Two Months Ago)                                           8.90%

THREE MONTH AVERAGE BASE RATE                                             8.89%

     Portfolio Yield (Current Month)                                     11.69%
     Portfolio Yield (Prior Month)                                       14.58%
     Portfolio Yield (Two Months Ago)                                    12.45%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.91%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

     Class A Principal Collections                          $    42,572,546.91

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

     Class B Principal Collections                          $     3,701,960.61

TOTAL PRINCIPAL COLLECTIONS                                 $    46,274,507.52

INVESTOR DEFAULT AMOUNT                                     $     2,480,439.54

REALLOCATED PRINCIPAL COLLECTIONS                           $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $             0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

     Controlled Amortization Amount                         $             0.00
     Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                   $             0.00
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CLASS B SCHEDULED AMORTIZATION --

     Controlled Accumulation Amount                         $             0.00
     Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                   $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $    48,754,947.06
SHARING


INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                $             0.00

CLASS B INVESTOR CHARGE OFFS                                $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                     $             0.00


CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                        $    52,000,000.00
     Available Cash Collateral Amount                       $    52,000,000.00



TOTAL DRAW AMOUNT                                           $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $             0.00



                                         First USA Bank, National Association
                                         as Servicer


                                         By:    /s/ TRACIE KLEIN
                                             ---------------------------------
                                                    Tracie H. Klein
                                                    First Vice President